UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 15, 2019

S&P GLOBAL INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation or
organization)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On March 15, 2019, the Board of Directors of S&P Global Inc. (the “Company”) elected William "Bill" J. Amelio to serve as a Director of the Company, effective immediately. Mr. Amelio is expected to serve on the Board’s Audit Committee and Financial Policy Committee. As a Director, Mr. Amelio will be eligible to participate in the Company’s Director Deferred Stock Ownership Plan and Director Deferred Compensation Plan, which are included as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 19, 2018. A copy of the press release announcing the election of Mr. Amelio to the Board of Directors is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release issued by S&P Global Inc., dated March 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Associate General Counsel

Dated: March 15, 2019

INDEX TO EXHIBITS

Exhibit Number

(99.1)     Press Release of the Registrant, dated March 15, 2019